UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: March 3, 2008

Commission file number 1-8198
HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)

26525 N. Riverwoods Boulevard, Mettawa, Illinois (Address of principal executive offices)	60045 (Zip Code)
(224) 544-2000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
This Form 8-K contains slides in Exhibit 99.1 pertaining to the financial results of HSBC Finance Corporation for the year ended December 31, 2007.
The information included in the slides with respect to HSBC Finance Corporation is presented on an International Financial Reporting Standards (“IFRSs”) Management Basis. IFRS is comprised of accounting standards issued by the International Accounting Standards Board and its predecessor body and interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. IFRS Management Basis results are IFRS results that assume that mortgage and private label receivables transferred to HSBC Bank USA, N.A., an affiliate of HSBC Finance Corporation, have not been sold and remain on the HSBC Finance Corporation balance sheet.
HSBC Finance Corporation has filed its Annual Report on Form 10-K for the period ended December 31, 2007 contemporaneously with this Form 8-K. The Form 10-K is prepared on a U.S. GAAP basis with segment results prepared on an IFRS Management Basis

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	HSBC Finance Corporation IFRS Management Basis 2007 year-end results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By:	/s/ Patrick D. Schwartz
Patrick D. Schwartz
Executive Vice President, Deputy General Counsel and Corporate Secretary

Dated: March 3, 2008

Exhibit Index

Exhibit No.	Description

99.1	HSBC Finance Corporation IFRS Management Basis 2007 year-end results.

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